J. P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

Supplement dated November 13, 2006
to the Prospectuses dated May 1, 2006

The following replaces, in its entirety, the How Your Account Works — Abusive Trading section of each Portfolio’s prospectus:

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term variable insurance contract owners or participants in Eligible Plans, disrupt portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any Portfolio, these risks may be higher for Portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Portfolio calculates its net asset value.

The Portfolio’s Board of Trustees has adopted policies and procedures with respect to market timing. Market timers may disrupt portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or by an Eligible Plan, the Portfolio is not able to identify market timing transactions by individual variable insurance contract owners or Eligible Plan participants. Short of rejecting all transactions made by a separate account or Eligible Plan, the Portfolio lacks the ability to reject transactions by individual contract owners or Eligible Plan participants. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract. Similarly, with respect to Eligible Plans, the Portfolio is often dependent upon the Plan’s Financial Intermediaries who utilize their own policies and procedures to identify market timers. The Portfolio has attempted to put safeguards in place to assure that Financial Intermediaries, including insurance companies, have implemented procedures designed to deter market timing and abusive trading. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company or Eligible Plan to determine whether or not market timing or abusive trading is involved. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive to the extent possible. The Portfolio will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts or Eligible Plans and there can be no assurances that the Portfolio will be able to effectively identify and eliminate market timing and abusive trading in the Portfolio. Variable insurance contract owners should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

The second paragraph under the section How Your Account Works — Portfolio Holdings Disclosure of each Portfolio’s Prospectus is hereby deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-STII-1106